                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August
31, 2004, by and among VSUS Technologies Incorporated, a Delaware corporation
(the "Company"), and the investors named on SCHEDULE A hereto (together with their affiliates and any assignee or transferee of all of its respective rights hereunder, individually a "Buyer" and collectively the "Buyers").

         WHEREAS:

         A. In connection with the Series A Unit Purchase Agreement by and among the parties hereto of even date herewith (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Buyers: (i) up to 350 shares of the Series A Convertible
Preferred Stock of the Company, (together with any securities issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Series A Preferred Stock"), convertible into shares of common stock, $.001 par value per share, of the
Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation of Series and
Determination of Rights and Preferences of Series A Convertible Preferred Stock
of VSUS Technologies Incorporated, dated July 30, 2004 (the "Certificate of
Designation"); and (ii) warrants to purchase up to 5,250,000 shares of Common
Stock, consisting of up to 1,750,000 Class A Warrants, up to 1,750,000 Class B
Warrants and 1,750,000 Class C Warrants (collectively the "Warrants");

         B. To induce the Buyer to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the
Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the
Buyer hereby agree as follows:

         1. DEFINITIONS.

             A. As used in this Agreement, the following terms shall have the following meanings:

                  (I) "Buyers" means each Buyer and all other buyers that
execute agreements substantially identical to the Purchase Agreement on or before August 31, 2004, including any transferees or assignees of Buyers who agree to become bound by the provisions of this Agreement in accordance with
Section 9 hereof.

                  (II) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or
Statements in compliance with the

1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the
United States Securities and Exchange Commission (the "SEC").

                  (III) "Registrable Securities" means one hundred and thirty percent (130%) of the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock (including, without limitation, such additional shares of Common Stock, if any, as are issuable as a result of the events described in the Certificate of Designation (including but not limited to
Section 4(e) of the Certificate of Designation) and Section 2(b) of this
Agreement, such shares of Common Stock being referred to herein as the
"Conversion Shares"), and the shares of Common Stock issued or issuable upon exercise or otherwise pursuant to the Warrants (the "Warrant Shares"), and any shares of Common Stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

                  (IV) "Registration Statement" means a registration statement of the Company under the 1933 Act.

                  (V) "Resale Registration Statement" means a Registration
Statement covering the resale of all, or any portion of, the Registrable
Securities.

             B. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase
Agreement or Certificate of Designation.

         2. REGISTRATION.

             A. MANDATORY REGISTRATION. The Company shall prepare, and, on or prior to the forty-fifth (45th) day following the date hereof (the "Filing
Date"), file with the SEC a Resale Registration Statement on Form SB-2 (or, if
Form SB-2 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Buyers, which consent will not be unreasonably withheld), which such Resale Registration Statement, to the extent allowable under the 1933
Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Resale Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Series A Preferred Stock and exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the
Conversion Price of the Series A Preferred Stock in accordance with the terms thereof or the exercise price of the Warrants in accordance with the terms thereof.

             B. PAYMENTS BY THE COMPANY. The Company shall use its best efforts to obtain effectiveness of the Resale Registration Statement as soon as practicable. If (i) the Resale Registration Statement is not filed by the Filing
Date, (ii) the Company fails to respond promptly to any comments from the SEC, or (iii) the Company fails to use its best efforts to have the SEC declare the Resale Registration Statement effective within ninety (90) days after filing the Resale Registration Statement with the SEC, then the Company will make payments to the Buyers in such amounts and at such times as shall be determined pursuant to this Section 2(b) as partial relief for the damages to the Buyers by reason of any such delay in their ability to sell the Registrable
Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of the Series A
Preferred Stock or Registrable Securities an amount equal to three percent (3%)
per month of $1,750,000, assuming sale of $1,750,000 of the Company's Series A
Preferred Stock (and, in the case of holders of Registrable Securities, the
Original Series A Issue Price of the Series A Preferred Stock from which such
Registrable Securities were converted) ("Outstanding Principal Amount")
multiplied by the number of months (prorated for partial months) after the
Filing Date or the end of the aforementioned ninety (90) day period and prior to the date the Resale Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Buyers in the Resale
Registration Statement with respect to information relating to the Buyers, including, without limitation, changes to the plan of distribution, or to the failure of the Buyers to conduct their review of the Registration Statement pursuant to Section 3(g) below in a reasonably prompt manner. Any payments due pursuant to this Section 2(b) may be paid by the Company in cash or shares of the Company's Common Stock at the option of the Buyers. If the Buyers elect to receive payment in shares of Common Stock, such shares shall be issued at the
Conversion Price (as that term is defined in the Certificate of Designation).

         3. OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the
Company shall have the following obligations:

             A. The Company shall prepare promptly, and file with the SEC not later than the Filing Date, a Resale Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Resale Registration Statement relating to
Registrable Securities to become effective within ninety (90) days after filing the Resale Registration Statement with the SEC, and keep the Resale Registration
Statement effective pursuant to Rule 415 until August 31, 2006 (the
"Registration Period"), which Resale Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

             B. The Company shall prepare and file with the SEC such amendments
(including post-effective amendments) and supplements to the Resale Registration
Statement and the prospectus used in connection with the Resale Registration
Statement as may be necessary to keep the Resale Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Resale Registration
Statement until such time as all of such Registrable Securities have been disposed of in accordance with the

intended methods of disposition by the Buyers as set forth in the Resale
Registration Statement. In the event the number of shares available under the
Resale Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Resale
Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of the
Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) business days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the
Company reasonably elects to rely). The Company shall use its best efforts to cause any amendment to the Resale Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within sixty
(60) days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor. The Company shall use its best efforts to cause any new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within one hundred and twenty (120) days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor. The provisions of Section 2(b) above shall be applicable with respect to such obligation.

             C. The Company shall furnish to legal counsel for the Buyers (i)
promptly (but in no event more than two (2) business days) after the same is prepared and publicly distributed, filed with the SEC, or received by the
Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Resale Registration Statement referred to in Section
2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the
SEC, in each case relating to such Resale Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Buyers may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Buyers.
The Company will immediately notify each Buyer by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond (but in no event more than ten (10) business days) to any and all comments received from the SEC (which comments shall promptly be made available to the Buyers upon request), with a view towards causing each
Registration Statement or any amendment thereto to be declared effective by the
SEC as soon as practicable, shall promptly file an acceleration request as soon as practicable (but in no event more than three (3) business days) following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and shall promptly file with the SEC a final prospectus as soon as practicable (but in no event more than two (2)
business days) following receipt by the Company from the SEC of an order declaring the Registration Statement effective. In the event of a breach by the
Company of the provisions of this Section 3(c), the Company will be required to make payments pursuant to Section 2(b) hereof.

             D. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by any Registration Statement under such other securities or "blue

sky" laws of such jurisdictions in the United States as the Buyers who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the
Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;
provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d)
provide any undertakings that cause the Company undue expense or burden, or (e)
make any change in its charter or bylaws, which in each case the Board of
Directors of the Company determines to be contrary to the best interests of the
Company and its stockholders.

             E. As promptly as practicable after becoming aware of such event, the Company shall notify each Buyer of the happening of any event, of which the
Company has knowledge, as a result of which the prospectus included in any
Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration
Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Buyer as such Buyer may reasonably request; provided that, for not more than thirty (30) consecutive trading days (or a total of not more than forty-five (45) trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or
Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an
"Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Buyers in writing of the existence of (but in no event, without the prior written consent of the Buyers, shall the Company disclose to such Buyers any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Buyers in writing to cease all sales under such Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(e) with respect to the information giving rise thereto.

             F. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration
Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Buyers who holds
Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

             G. The Company shall permit a single firm or counsel designated by the Buyers to review such Resale Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel

reasonably objects and will not request acceleration of such Resale Registration
Statement without prior notice to such counsel. The sections of such Resale
Registration Statement covering information with respect to the Buyers, the
Buyer's beneficial ownership of securities of the Company or the Buyers intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Buyers.

             H. At the request of the Buyer, the Company shall make available for inspection by (i) any Buyers, and (ii) Buyers legal counsel, (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each
Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure
(except to a Buyer) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the
Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration
Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c)
the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement.

             I. The Company shall hold in confidence and not make any disclosure of information concerning any Buyers provided to the Company unless (i)
disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Buyer prior to making such disclosure, and allow the Buyer, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

             J. The Company shall (i) cause all the Registrable Securities covered by any Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation, of all the Registrable
Securities covered by any Registration Statement on the OTC BB and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc.
("NASD") as such with respect to such Registrable Securities.

             K. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of any Registration Statement.

             L. The Company shall cooperate with the Buyers who hold Registrable
Securities being offered to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be offered pursuant to any
Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, or the Buyers may reasonably request and registered in such names as the Buyers may request, and, within three (3)
business days after any Registration Statement which includes Registrable
Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Buyers whose Registrable
Securities are included in such Registration Statement) an instruction in the form attached hereto as EXHIBIT A and an opinion of such counsel.

             M. At the request of the holders of a majority-in-interest of the
Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a
Registration Statement and any prospectus used in connection with the
Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

             N. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section
2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority-in-interest of the Registrable
Securities.

             O. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyers of Registrable Securities pursuant to a Registration Statement.

         4. OBLIGATIONS OF THE BUYERS.

         In connection with the registration of the Registrable Securities, the
Buyers shall have the following obligations:

             A. It shall be a condition precedent to the obligations of the
Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Buyer that such Buyer shall furnish to the Company, in writing, such information regarding itself, the Registrable
Securities held by it and the intended method of disposition of the Registrable
Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven (7)
business days prior to the

first anticipated filing date of a Registration Statement, the Company shall notify each Buyer of the information the Company requires from each such Buyer.

             B. Each Buyer, by such Buyer's acceptance of the Registrable
Securities, agrees to cooperate with the Company as reasonably requested by the
Company in connection with the preparation and filing of a Registration
Statement hereunder, unless such Buyer has notified the Company in writing of such Buyer's election to exclude all of such Buyer's Registrable Securities from the Registration Statements.

             C. In the event Buyer holding a majority-in-interest of the
Registrable Securities being registered determine to engage the services of an underwriter, each Buyer agrees to enter into and perform such Buyer's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Buyer has notified the
Company in writing of such Buyer's election to exclude all of such Buyer's
Registrable Securities from such Registration Statement.

             D. Each Buyer agrees that, upon receipt of any notice from the
Company of the happening of any event of the kind described in Section 3(e) or
3(f), such Buyers will immediately discontinue disposition of Registrable
Securities pursuant to the Registration Statement covering such Registrable
Securities until such Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Buyer shall deliver to the Company (at the expense of the
Company) or destroy (and deliver to the Company a certificate of destruction)
all copies in such Buyer's possession, of the prospectus covering such
Registrable Securities current at the time of receipt of such notice.

         5. EXPENSES OF REGISTRATION.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Buyers pursuant to Sections 2(b)
and 3(g) hereof (unless Company retains Bondy & Schloss LLP, a New York limited liability partnership, as counsel), shall be borne by the Company.

         6. INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration
Statement under this Agreement:

             A. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Buyer who holds such Registrable Securities, (ii)
the directors,

officers, partners, employees, agents and each person who controls any Buyer within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as
amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933
Act) for the Buyers, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i)
through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the
Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the
Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration
Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c)
hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified
Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the
Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyers pursuant to Section 9.

             B. In connection with any Registration Statement in which a Buyer is participating, each such Buyer agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in
Section 6(a), the Company, each

of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified
Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such
Claim arises out of or is based upon any Violation by such Buyer, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such
Buyer expressly for use in connection with such Registration Statement; and
subject to Section 6(c) such Buyer will reimburse any legal or other expenses
(promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim;
provided, however, that the indemnity agreement contained in this Section 6(b)
shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Buyer, which consent shall not be unreasonably withheld; provided, further, however, that the Buyer shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement.
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9.
Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

             C. Promptly after receipt by an Indemnified Person or Indemnified
Party under this Section 6 of notice of the commencement of any action
(including any governmental action), such Indemnified Person or Indemnified
Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the
case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the
Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such
Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties,
as applicable, and such legal counsel shall be selected by Buyers holding a majority-in-interest of the Registrable Securities included in the Registration
Statement to which the Claim relates (with the approval of a majority-in-interest of the Buyers), if the Buyers are entitled to indemnification hereunder, or the Company, if the

                                       10

Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT.

         With a view to making available to the Buyers the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the
SEC that may at any time permit the Buyers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

             A. make and keep public information available, as those terms are understood and defined in Rule 144;

             B. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

             C. furnish to each Buyers so long as such Buyers owns Registrable
Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the
Company and such other reports and documents so filed by the Company, and (iii)
such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.

                                       11

         9. ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of Registrable Securities if:
(i) the Buyers agree in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase
Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the
Buyers (to the extent such Buyers still own Registrable Securities) and Buyers who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each
Buyer and the Company.

         11. MISCELLANEOUS.

             A. A person or entity is deemed to be a holder of Registrable
Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same
Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable
Securities.

             B. NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class certified mail, postage prepaid, by reputable overnight courier or such other address as may hereafter be designated in writing by the addressee to the other parties:

    if to the Company, to:

             VSUS Technologies Incorporated
             622 Third Avenue, 33rd Floor
             New York, NY 10017
             Attn.: Amiram Ofir

                                       12

    with a copy to:

             Bondy & Schloss LLP
             60 East 42nd St., 37th Floor
             New York, NY 10165
             Attn.: Jeffrey A. Rinde, Esq.

    if to the Buyers, to each of the Buyers at the address listed on SCHEDULE A.

    with a copy to:

             Bondy & Schloss LLP
             60 East 42nd St., 37th Floor
             New York, NY 10165
             Attn.: Jeffrey A. Rinde, Esq.

             or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of mailing, on the fifth business day following the date of such mailing and (iii) in the case of overnight courier, on the second next business day.

             C. Failure of any party to exercise any right or remedy under this
Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

             D. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE
AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES
OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE
JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK
WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED
INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE
MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE
OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY
RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR
PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN
ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL
NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND
MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER
LAWFUL

                                       13

MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS
AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS'
FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

             E. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

             F. This Agreement, the Purchase Agreement (including all schedules and exhibits thereto), the Certificate of Designation, the Warrants and all
other documents relating to this transaction (collectively, the "Transaction
Documents") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

             G. Subject to the requirements of Section 9 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

             H. The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this
Agreement.

             I. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this
Agreement.

             J. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

             K. Except as otherwise provided herein, all consents and other determinations to be made by the Buyers pursuant to this Agreement shall be made by Buyers holding a majority of the Registrable Securities, determined as if all of the Series A Preferred Stock then outstanding have been converted into
Registrable Securities.

             L. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer by vitiating the intent and purpose of the

                                       14

transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the
Company of any of the provisions under this Agreement, that each Buyer shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

             M. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

                                       15

COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT, DATED AUGUST 31,
2004

         IN WITNESS WHEREOF, the Company and the undersigned Buyers have caused this Agreement to be duly executed as of the date first above written.

                                           VSUS TECHNOLOGIES INCORPORATED

                                           By:
                                              -------------------------------
                                              Name: Amiram Ofir
                                              Title: Chief Executive Officer

                                           By:
                                              -------------------------------
                                              Name: Matis Cohen
                                              Title: President

                                           BUYER:

                                           -----------------------------------

                                       16